Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

dated as of

August 2, 2021

by and among

MDC STAGWELL HOLDINGS INC.

and

THE STAGWELL PARTIES
(as defined herein)

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 2, 2021, is entered into among Stagwell Media LP, a Delaware limited partnership (“Stagwell Media”), the Holders listed on Exhibit A hereto and MDC Stagwell Holdings Inc., a Delaware corporation (the “Company”).

WITNESSETH:

WHEREAS, pursuant to that certain Transaction Agreement, dated as of December 21, 2020, among Stagwell Media, the Company, MDC Partners Inc., a Canadian corporation, which domesticated to the State of Delaware and became a Delaware corporation prior to the date hereof, and Midas Merger Sub 1 LLC, a Delaware limited liability company, as amended on June 4, 2021 and July 8, 2021 (the “Transaction Agreement”), the parties thereto have combined the Stagwell Subject Entities with OpCo and have affected the Transactions;

WHEREAS, in connection with the Transactions, Stagwell Media acquired the Stagwell OpCo Units and New MDC Class C Common Stock, which, together, are exchangeable on a 1:1 basis for New MDC Class A Common Stock; and

WHEREAS, the Company wishes to grant certain registration rights with respect to the New MDC Class A Common Stock or other Registrable Securities held by the Stagwell Parties or any other Holder, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS

Section 1.01    Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Transaction Agreement. The following terms shall have the meanings set forth in this Section 1.01:

“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board of Directors of the Company, after consultation with outside counsel to the Company, (a) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) the Company has a bona fide business purpose for not making such information public.

“Affiliate” means, (1) as to any Person, any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For purposes of this definition, the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise and (2) as to any entity listed on Exhibit A, any limited partner of such Person.

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“Award Holder” means any Person that becomes party to this Agreement in accordance with Section 2.05.

“Excluded Registration” means a registration under the Securities Act of securities registered on Form S-8 or any similar successor form, and securities registered to effect the acquisition of, or combination with, another Person.

“Holder” means (i) each of the Stagwell Parties and any Affiliate of any Stagwell Party, (ii) each Person listed on Exhibit A hereto and (iii) any direct or indirect transferee of any Stagwell Party (including by in-kind distribution or otherwise) that becomes a party to this Agreement in accordance with Section 2.04 and has agreed in writing to be bound by the terms of this Agreement; provided, that for purposes of calculating the number of Holders required to make a Demand Registration pursuant to Section 2.01(a)(i), any Award Holder shall be deemed not to be a Holder.

“Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or prospectus, or necessary to make the statements in a Registration Statement or prospectus in the light of the circumstances under which they were made not misleading.

“Person” or “person” means any individual, corporation, partnership, joint venture, association, trust, unincorporated organization, limited liability company or governmental or other entity.

“prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the New MDC Class A Common Stock, including any shares thereof issuable upon or issued upon exercise, conversion or exchange of other securities of the Company or any of its subsidiaries (including New MDC Class C Common Stock and Stagwell OpCo Units) (and, for the avoidance of doubt, each Holder shall be deemed to hold the Registrable Securities so issuable in respect of such other securities held by such Holder) and any securities issued or issuable directly or indirectly with respect to, in exchange for, upon the conversion of or in replacement of the New MDC Class A Common Stock, whether by way of a dividend or distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, exchange or other reorganization, owned by the Holders, whether owned on the date hereof or acquired hereafter; provided, however, that securities to which registration rights no longer apply because such rights have terminated in accordance with Section 5.01 hereunder shall not be considered Registrable Securities.

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“Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holders” means any Holder(s) requesting to have its (their) Registrable Securities included in any Demand Registration or Shelf Registration.

“Stagwell Parties” means, collectively, Stagwell Media and the other Parties hereto set forth on Exhibit A.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” means a registration pursuant to which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public, including for the avoidance of doubt an Underwritten Shelf Takedown.

Section 1.02    Other Terms. For purposes of this Agreement, each of the following terms is defined in the Section set forth opposite such term.

Term	Section
Adverse Effect	Section 2.01(e)(iv)
Agreement	Preamble
Company	Preamble
Demand Company Notice	Section 2.01(a)(ii)
Demand Period	Section 2.01(a)(v)
Demand Registration	Section 2.01(a)(i)
Demanding Shareholders	Section 2.01(a)(i)
Demand Registration Statement	Section 2.01(a)(iii)
Demand Requesting Holder	Section 2.01(a)(ii)
Demand Request	Section 2.01(a)(i)
FINRA	Section 3.02
OpCo	Recitals
Transaction Agreement	Recitals
Partner Distribution	Section 3.01(a)
Piggyback Registration	Section 2.02(a)
Required Filing Date	Section 2.01(a)(i)
Shelf Demanding Shareholders	Section 2.01(d)(i)
Shelf Registration	Section 2.01(d)(i)
Shelf Registration Statement	Section 2.01(d)(i)
Shelf Period	Section 2.01(d)(ii)
Suspension	Section 3.03
Stagwell Media	Preamble
Underwritten Shelf Takedown	Section 2.01(d)(iii)

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Article II
REGISTRATION RIGHTS

Section 2.01   Demand Registration.

(a)           Request for Registration.

(i)    Demands. Commencing on the date hereof, (A) any Stagwell Party or (B) Holders (other than Award Holders) representing the majority of the Registrable Securities at any time shall have the right to require the Company to file a registration statement on Form S-3 (or, if Form S-3 is not available to be used by the Company at such time, on Form S-1 or any other appropriate form under the Securities Act or Exchange Act permitting registration of Registrable Securities for resale) (a “Demand Registration”), by delivering to the Company written notice stating that such right is being exercised, naming, if applicable, the Holders whose Registrable Securities are to be included in such registration (collectively, the “Demanding Shareholders”), specifying the number of each such Demanding Shareholder’s Registrable Securities to be included in such registration and, subject to Section 2.01(e), and describing the intended method of distribution thereof (a “Demand Request”).

(ii)   Company Notice. The Company shall, within five (5) days of the Company’s receipt of a Demand Request, notify, in writing, all other Holders of Registrable Securities of such demand (a “Demand Company Notice”), and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Demand Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Demand Requesting Holder(s) to the Company, such Demand Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Demand Registration.

(iii)  Filing. Subject to Section 2.01(e)(iv), the Company shall file the registration statement in respect of a Demand Registration (a “Demand Registration Statement”) as soon as practicable and, in any event, within forty-five (45) days after receiving a Demand Request (the “Required Filing Date”) and shall use reasonable best efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided, however, that:

(A)             the Company shall not be obligated to effect a Demand Registration pursuant to Section 2.01(a) within 75 days after the effective date of a previous Demand Registration, provided that the Company continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to remain effective to the extent Registrable Securities covered by such Registration Statement have not been sold or withdrawn;

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(B)              the Company shall not be obligated to effect a Demand Registration unless the Demand Request is for a number of Registrable Securities with a market value that is equal to at least $40 million as of the date of such Demand Request;

(C)              the Company shall not be obligated to effect more than an aggregate of three (3) Registrations during any twelve (12) month period pursuant to a Demand Registration under this Section 2.01; and

(D)             Holder shall not sell any Registrable Securities covered by such Demand Registration Statement prior to the date that is 91 days after the date hereof.

(iv)   Underwritten Offering. If a Demanding Shareholder so requests, an offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an Underwritten Offering. If a Demanding Shareholder intends to sell the Registrable Securities covered by its demand by means of an Underwritten Offering, such Demanding Shareholder shall so advise the Company as part of its Demand Request, and the Company shall include such information in the Demand Company Notice.

(v)    Effective Registration. The Company shall be deemed to have effected a Demand Registration with respect to the applicable Demanding Shareholder for purposes of this Section 2.01(a) if the Demand Registration Statement is declared effective by the SEC and remains effective for not less than 180 days (or such shorter period as shall terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or if such Registration Statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the Underwriter or Underwriters, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an Underwriter or dealer (the applicable period, the “Demand Period”). No Demand Registration shall be deemed to have been effected for purposes of Section 2.01 if (i) during the Demand Period such Registration or the successful completion of the relevant offering and sale of all Registrable Securities pursuant thereto is prevented by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court or (ii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied other than by reason of a wrongful act, misrepresentation or material breach of such applicable underwriting agreement by the Demanding Shareholder.

(b)       Deferral of Filing. The Company may defer the filing (but not the preparation) of a registration statement required by this Section 2.01, in addition to any Suspension pursuant to Section 3.03, until a date not later than forty-five (45) days after the Required Filing Date, if prior to receiving the Demand Request, the Company had determined to effect a registered underwritten public offering of the Company’s securities for the Company’s account pursuant to a registration statement to be filed by the Company and the Company has complied with Section 2.02 hereof, and the Company had taken substantial steps (including, but not limited to, selecting a managing Underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 2.01(e)(iv) shall be lifted, and the requested registration statement shall be filed forthwith, if the proposed registration for the Company’s account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 2.01(e)(iv), the Company shall promptly (but in any event within ten (10) days), upon determining to seek such deferral, deliver to each Demanding Shareholder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 2.01(e)(iv) and a general statement of the reason for the Board’s determination to make such deferral and an approximation of the anticipated delay. Within twenty (20) days after receiving such certificate, the Holders of a majority of the Registrable Securities held by the Demanding Shareholders and for which registration was previously requested may withdraw such Demand Request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Company may defer the filing of a particular registration statement pursuant to this Section 2.01(e)(iv) only twice.

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(c)      Demand Withdrawal. A Demanding Shareholder may withdraw its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon delivery of a notice by all Demanding Shareholders to such effect, the Company may elect to cease all efforts to secure effectiveness of the applicable Demand Registration Statement, and such Registration nonetheless shall be deemed a Demand Registration with respect to such Demanding Shareholders for purposes of Section 2.01 unless (i) such Demanding Shareholders shall have paid or reimbursed the Company for its pro rata share of all reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with the Registration of such withdrawn Registrable Securities (based on the number of securities the Demanding Shareholders sought to register, as compared to the total number of securities included on such Demand Registration Statement) or (ii) the withdrawal is made because the Demanding Shareholders determined that the Registration would require the Company to make an Adverse Disclosure. In addition, any other Holder that has requested its Registrable Securities be included in a Demand Registration may withdraw its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement.

(d)      Shelf Registration.

(i)    Shelf Demands. With respect to any Demand Registration, the Requesting Holders may require the Company to effect a registration of the Registrable Securities under a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any successor rule) registering the resale from time to time by Holders (the “Shelf Demanding Shareholders”) of the Registrable Securities requested by the Requesting Holders to be registered thereon (a “Shelf Registration” and, such registration statement, a “Shelf Registration Statement”).

(ii)   Continued Effectiveness. The Company shall use its reasonable best efforts to keep any Shelf Registration Statement filed pursuant to Section 2.01(d)(i) continuously effective under the Securities Act in order to permit the prospectus forming a part thereof to be usable by Shelf Demanding Shareholders until the earliest of

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(A)      the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder), and (B) such shorter period as the Shelf Demanding Shareholders with respect to such Shelf Registration shall agree in writing (such period of effectiveness, the “Shelf Period”). Subject to Section 3.03, the Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Shelf Demanding Shareholders not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is (x) a Suspension permitted pursuant to Section 3.03 or (y) required by applicable law, rule or regulation.

(iii)   Underwritten Shelf Takedowns. At any time and from time to time after a Shelf Registration Statement on Form S-3 has been declared effective by the Commission, any of the Shelf Demanding Shareholders may request to sell all or any portion of the Registrable Securities in an underwritten offering that is registered pursuant to such Shelf Registration Statement (each, an “Underwritten Shelf Takedown”); provided, however, that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include securities with a total offering price (including piggyback securities and before deduction of underwriting discounts) reasonably expected to exceed, in the aggregate, $20,000,000. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. Promptly upon receiving such notice (but no later than 5 days after receipt of such notice), the Company shall notify all of the Holders of Registrable Securities of the potential Underwritten Shelf Takedown, and each Holder of Registrable Securities included on the applicable Shelf Registration Statement who thereafter wishes to include all or a portion of such Holder’s Registrable Securities such Underwritten Shelf Takedown shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. The Company shall include in any Underwritten Shelf Takedown the securities requested to be included by any Holder within five (5) days of receipt of notice of such Underwritten Shelf Takedown.

(e)      Underwritten Offerings.

(i)     If the Demanding Shareholders or the Shelf Demanding Shareholders, as applicable, request that any offering pursuant to a Demand Registration or Shelf Registration be consummated in the form of an Underwritten Offering (including an Underwritten Shelf Takedown), the Holders of a majority of the Registrable Securities to be included in such Underwritten Offering shall select the investment banking firm or firms, reasonably acceptable to the Company, to manage the Underwritten Offering. All Holders proposing to distribute their Registrable Securities through an Underwritten Offering (A) shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering and (B) shall complete and execute all questionnaires, powers of attorney and other documents, each in customary form, reasonably required under the terms of such underwriting arrangements.

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(ii)   No Holder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (A) such Holder’s ownership of his or its Registrable Securities to be transferred free and clear of all liens, claims, and encumbrances, (B) such Holder’s power and authority to effect such transfer, and (C) such matters pertaining to compliance with securities laws as may be reasonably requested.

(iii)  The obligation of any Holder to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Holders selling Registrable Securities, and the liability of each such Holder will be in proportion thereto; provided, that such liability will be limited to the net amount received by such Holder from the sale of his or its Registrable Securities pursuant to such registration.

(iv)  No securities to be sold for the account of any Person (including the Company) other than a Demanding Shareholder or Shelf Demanding Shareholder, as applicable shall be included in an Underwritten Offering unless the managing Underwriter or Underwriters shall advise such Demanding Shareholders that the inclusion of such securities will not adversely affect the price, timing or distribution of the offering or otherwise adversely affect its success (an “Adverse Effect”). Furthermore, if the managing Underwriter or Underwriters shall advise such Demanding Shareholders that, even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such proposed Underwritten Offering is sufficiently large to cause an Adverse Effect, the Registrable Securities of such Demanding Shareholders to be included in such Underwritten Offering shall equal the number of shares that such Demanding Shareholders are so advised can be sold in such offering without an Adverse Effect and such shares shall be allocated as follows: (i) first, 100% of the Registrable Securities requested to be included in such Underwritten Offering by the Stagwell Parties, (ii) second, pro rata among the remaining Holders of such Registrable Securities requested to be included in such Underwritten Offering on the basis of the number of Registrable Securities owned by each such Holder, and (iii) third, only if all of the securities referred to in clause (ii) have been included, any other securities requested to be included in such Underwritten Offering on a pro rata basis among the holders of such securities.

(f)   Block Trades. If a Shelf Demanding Shareholder wishes to consummate an overnight block trade (on either an SEC registered or non-registered basis), then notwithstanding the time periods and piggyback rights otherwise provided herein, such Demanding Shareholder shall, if it would like the assistance of the Company, endeavor to give the Company sufficient advance notice in order to prepare the appropriate documentation for such transaction. Such Demanding Holder, if requesting an SEC registered underwritten block trade, (i) shall give the Company written notice of the transaction and the anticipated launch date of the transaction at least three (3) business days prior to the anticipated launch date of the transaction, (ii) the Company shall be required to only notify the other Demanding Shareholders of the transaction and none of the other Holders, (iii) the other Demanding Shareholders shall have one (1) business day prior to the launch of the transaction to determine if they wish to participate in the block trade, and (iv) the Company shall include in the block trade only shares held by the Demanding Shareholders.

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Section 2.02    Piggyback Registrations.

(a)   Right to Piggyback. Each time the Company proposes to register any of its equity securities (other than pursuant to Article II hereto, in which case the obligations of the Company set forth in Article II shall apply, or pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Company or the account of any securityholder of the Company) (a “Piggyback Registration”), the Company shall give prompt written notice to each Holder of Registrable Securities (which notice shall be given not less than ten (10) days prior to the anticipated filing date of the Company’s registration statement), which notice shall offer each such Holder the opportunity to include any or all of its Registrable Securities in such registration statement, subject to the limitations contained in Section 2.02(b) hereof. Each Holder who desires to have its Registrable Securities included in such registration statement shall so advise the Company in writing (stating the number of shares desired to be registered) within ten (10) days after the date of such notice from the Company. Any Holder shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Securities in any registration statement pursuant to this Section 2.02(a) by giving written notice to the Company of such withdrawal. Subject to Section 2.02(b), below, the Company shall include in such registration statement all such Registrable Securities so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.

(b)   Priority on Piggyback Registrations.

(i)     If a Piggyback Registration is in the form of an underwritten offering and was initiated by the Company, and if the managing Underwriter advises the Company that the inclusion of Registrable Securities requested to be included in the Registration Statement would cause an Adverse Effect, the Company shall include in such registration statement (i) first, the securities the Company proposes to sell, (ii) second, 100% of the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such Holder, and (iii) third, only if all of the securities referred to in clause

(ii)    have been included in such registration, any other securities requested to be included in such registration on a pro rata basis among the holders of such securities. If as a result of the provisions of this Section 2.02(b)(i) any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder’s request to include Registrable Securities in such registration statement.

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(iii)   If a Piggyback Registration is an underwritten offering and was initiated by a security holder of the Company, and if the managing Underwriter advises the Company that the inclusion of Registrable Securities requested to be included in the Registration Statement would cause an Adverse Effect, the Company shall include in such registration statement (i) first, 100% of the securities requested to be included therein by the security holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, and (ii) second, only if all of the securities referred to in clause (i) have been included in such registration, any other securities requested to be included in such registration (including securities to be sold for the account of the Company) on a pro rata basis among the holders of such securities. If as a result of the provisions of this Section 2.02(b)(ii) any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder’s request to include Registrable Securities in such registration statement.

(iv)   No Holder may participate in any registration statement in respect of a Piggyback Registration hereunder unless it satisfies the conditions set forth in Section 2.01(e)(i), and the provisions regarding indemnification set forth in Section 2.01(e)(iii) shall apply to any Piggyback Registration hereunder.

Section 2.03   Holdback Agreements.

(a)    The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 75-day period beginning on the effective date of any Demand Registration Statement (other than a Shelf Registration), or in the case of a Shelf Registration, the filing of any prospectus relating to the offer and sale of Registrable Securities, or a Piggyback Registration, except pursuant to any Excluded Registration or unless the Underwriters managing any offering with respect to such registration otherwise agree.

(b)    If any Holder of Registrable Securities notifies the Company in writing that it intends to effect an Underwritten Shelf Takedown pursuant to Section 2.01(e) hereof, the Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the seven days prior to and during the 75-day period beginning on the pricing date for such Underwritten Shelf Takedown, except pursuant to an Excluded Registration or unless the Underwriters managing any such offering otherwise agree.

Section 2.04   Transfer of Registration Rights. The rights of each Holder under this Agreement may be assigned to (i) any Affiliate of a Holder permitted under the New MDC Certificate of Incorporation, New MDC Bylaws and Transaction Agreement who agrees in writing to be subject to and bound by all the terms and conditions of this Agreement and (ii) an Award Holder.

Section 2.05   Award Holder Registration Rights. Any Person who receives, directly or indirectly, Registrable Securities in exchange for such Person’s Stagwell Incentive Awards (as defined in the Transaction Agreement) in connection with or as a result of the Transactions (including pursuant to any negotiated resolution thereof) and agrees in writing to be subject to and bound by the applicable terms and conditions of this Agreement shall be deemed an “Award Holder” for all purposes hereunder.

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Article III
Registration Procedures

Section 3.01    General Procedures. If at any time on or after the Closing the Company is required to effect the registration of Registrable Securities, whether pursuant to the filing of a new Registration Statement, effecting an Underwritten Shelf Takedown, or effecting an underwritten block trade, the Company shall use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, including if so requested by a Holder or Holders a distribution to, and resale by, the members or partners of a Holder (a “Partner Distribution”), and pursuant thereto the Company shall, as expeditiously as possible:

(a)    prepare and file with the SEC as soon as practicable and in accordance with Article II a Registration Statement with respect to such Registrable Securities; provided that as far in advance as practicable before filing such registration statement or any amendment thereto, the Company will furnish to the selling Holders copies of reasonably complete drafts of all such documents prepared to be filed (including exhibits), and any such Holder shall have the opportunity to object to or suggest revisions to any information with respect to such Holders contained therein and the Company will make revisions reasonably requested by such Holder with respect to such information prior to filing any such registration statement or amendment;

(b)    prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the prospectus, as may be reasonably requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective as provided for herein;

(c)    prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

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(d)     cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(e)     provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

(f)      advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(g)     advise each Holder of Registrable Securities covered by such Registration Statement, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective (which may be satisfied by the issuance of a press release by the Company);

(h)     notify the Holders at any time when a prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.03 hereof;

(i)      permit a representative of the Holders, the Underwriter(s), if any, and any attorney or accountant retained by such Holders or Underwriter(s) to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter(s), attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriter(s) enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

(i)      at the request of any Holder seeking to effect or considering a Partner Distribution, file any prospectus supplement or post-effective amendments, or include in the initial registration statement any disclosure or language, or include in any prospectus supplement or post-effective amendment any disclosure or language, and otherwise take any action, deemed necessary or advisable by such Holder to effect such Partner Distribution;

(j)      obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter(s) may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders and such managing Underwriter;

(k)     on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Underwriter(s), if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Underwriter(s) may reasonably request and as are customarily included in such opinions and negative assurance letters; provided, however, that counsel for the Company shall not be required to provide any opinions with respect to any Holder;

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(l)      in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such offering;

(m)    make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the SEC);

(n)     in connection with an Underwritten Offering, cause its senior management, officers, employees and independent public accountants (in the case of the independent public accountants, subject to any applicable accounting guidance regarding their participation in the offering or the due diligence process) to participate in, make themselves available, supply such information as may reasonably be requested and to otherwise facilitate and cooperate with the preparation of the Registration Statement and prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and rating agency presentations) taking into account the Company’s reasonable business needs;

(o)     if a Registration relates to an Underwritten Offering with gross proceeds in excess of $20,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter(s) in any Underwritten Offering; and

(p)     otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

Section 3.02     Registration Expenses. All reasonable, out-of-pocket fees and expenses incident to any registration hereunder, including, without limitation, the Company’s performance of or compliance with this Article II, all registration and filing fees, all fees and expenses associated with filings required to be made with the Financial Industry Regulatory Authority (“FINRA”), as may be required by the rules and regulations of FINRA, fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities, but not including any fees above $5000 relating to any memorandum of counsel related to “blue sky” qualifications), printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and of printing prospectuses, if applicable), messenger and delivery expenses, the fees and expenses incurred in connection with any listing or quotation of the Registrable Securities, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or “cold comfort” letters required by or incident to such performance), the fees and expenses of any special experts retained by the Company in connection with such registration, and the fees and expenses of other persons retained by the Company, and reasonable fees and expenses (not to exceed $100,000) as provided in writing to the Company of one (1) legal counsel selected by the Demanding Shareholders or the Shelf Demanding Shareholders, as applicable, will be borne by the Company (unless paid by a security holder that is not a Holder for whose account the registration is being effected) whether or not any registration statement becomes effective; provided, however, that any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Securities will be borne by the Holders pro rata on the basis of the number of shares so registered.

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Section 3.03      Suspension of Sales; Adverse Disclosure. The Company shall promptly notify each of the Holders in writing if a Registration Statement or Prospectus contains a Misstatement and, upon receipt of such written notice from the Company, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended prospectus correcting the Misstatement; provided that the Company hereby covenants promptly to prepare and file any required supplement or amendment correcting any Misstatement promptly after the time of such notice and, if necessary, to request the immediate effectiveness thereof. If the filing, initial effectiveness or continued use of a Registration Statement or prospectus included in any Registration Statement at any time (a) would require the Company to make an Adverse Disclosure, (b) would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (c) in the good faith judgment of the Board, which judgment shall be documented in writing and provided to the Holders in the form of a written certificate signed by the Chairman of the Board, such filing, initial effectiveness or continued use of a Registration Statement would be materially detrimental to the Company, the Company shall have the right to defer the filing, initial effectiveness or continued use of any Registration Statement pursuant to (a), (b) or (c) (each such deferral, a “Suspension”) for a period of not more than forty-five (45) days, provided that any such suspension shall terminate at such earlier time as the reason for such suspension is no longer in effect, and the Company shall not defer any such filing, initial effectiveness or use of a Registration Statement pursuant to this Section 3.03 more than two times (in each case counting deferrals initiated pursuant to (a), (b) and (c) in the aggregate) in any 12-month period

Section 3.04       Reporting Obligations. The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Holders, make publicly available other information) and will take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell New MDC Class A Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of any Holder, the Company will deliver to such parties a written statement as to whether it has complied with such requirements and will, at its expense, forthwith upon the request of any such Holder, deliver to such Holder a certificate, signed by the Company’s principal financial officer, stating (i) the Company’s name, address and telephone number (including area code), (ii) the Company’s Internal Revenue Service identification number, (iii) the Company’s SEC file number, (iv) the number of shares of each class of capital stock outstanding as shown by the most recent report or statement published by the Company, and (v) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

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Section 3.05        Preservation of Rights. The Company will not (a) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder or

(a)    enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the Holders in this Agreement.

Article IV
Indemnification

Section 4.01      Indemnification.

(a)    The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each Holder of Registrable Securities, its officers, directors, employees, agents and advisors and each person who “controls” such Holder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities and expenses (including attorneys’ fees) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriter(s), their officers and directors and each person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

(b)    In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors, officers, employees, agents and advisors and each person who “controls” (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) based upon, arising out of or resulting from any untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. No Holder of Registrable Securities shall be liable in any such case to the extent that, prior to the filing or effectiveness of any such registration statement or prospectus or amendment thereof or supplement thereto, such Holder has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto that corrected or made not misleading information previously furnished to the Company. The Holders of Registrable Securities shall indemnify the Underwriter(s), their officers, directors and each person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to indemnification of the Company.

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(c)   Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)   The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution (pursuant to Section 4.01(e)) to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

(e)   If the indemnification provided under Section 4.01 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.01(e) shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections (a), (b) and (c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.01(e) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.01(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.01(e) from any person who was not guilty of such fraudulent misrepresentation.

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Article V
TERMINATION

Section 5.01   Termination. The Holders may exercise the registration rights granted hereunder in such manner and proportions as they shall agree among themselves. The registration rights hereunder shall cease to apply to any particular security and such security shall accordingly no longer be considered a Registrable Security when: (a) a registration statement with respect to the sale of such Registrable Security shall have become effective under the Securities Act and such Registrable Security shall have been disposed of in accordance with such registration statement;

(a)    such Registrable Security shall have been sold pursuant to Rule 144 under the Securities Act (or any successor provision); (c) such Registrable Security shall have ceased to be outstanding; (d) in the case of Registrable Securities held by a Holder that is not a Stagwell Party, or any Affiliate thereof, such Holder holds less than five percent (5%) of the then outstanding Registrable Securities; or (e) in the case of Registrable Securities held by a Stagwell Party, or any Affiliate thereof, such Holder holds less than one percent (1%) of the then outstanding Registrable Securities and, in the case of (d) or (e) such Registrable Securities are eligible for sale pursuant to Rule 144 under the Securities Act (or any successor provision) without restriction as to volume or otherwise. The Company shall promptly upon the request of any Holder furnish to such Holder evidence of the number of Registrable Securities then outstanding.

Article VI
MISCELLANEOUS

Section 6.01   Notices. Each notice, request, demand or other communication under this Agreement shall be in writing and shall be deemed to have been duly given, delivered or made as follows: (a) if delivered by hand, when delivered; (b) if sent by facsimile transmission before 5:00 p.m. on a Business Day in the delivery location, when transmitted and receipt is confirmed; (c) if sent by facsimile transmission after 5:00 p.m. on a Business Day in the delivery location or on a day other than a Business Day and receipt is confirmed, on the following Business Day; (d) if sent via an overnight international courier service, the Business Day after being delivered to such courier; and (e) if sent by email, when sent, provided that (i) the subject line of such email states that it is a notice delivered pursuant to this Agreement and (ii) the sender of such email does not receive a written notification of delivery failure. All notices and other communications hereunder shall be delivered to the address, facsimile number or email address set forth beneath the name of such party below (or to such other address, facsimile number or email address as such party shall have specified in a written notice given to the other parties hereto):

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(a)            if to any Stagwell Party:

Stagwell Media LP
1808 I Street, NW, 6th Floor
Washington DC 20006
Attention: Ryan Greene
E-mail: ryan@stagwellgroup.com

with a copy to (which copy shall not constitute notice):

Freshfields Bruckhaus Deringer US LLP
601 Lexington Avenue, 31st Floor
New York, NY 10022
Attention: Paul M. Tiger
                   Andrea Basham
Email: paul.tiger@freshfields.com
           andrea.basham@freshfields.com

(b)               if to the Company:

MDC Stagwell Holdings Inc.

One World Trade Center, Floor 65
New York, NY 10007
Attention: Frank Lanuto
E-mail: flanuto@mdc-partners.com

with a copy to (which copy shall not constitute notice):

Cleary Gottlieb Steen & Hamilton LLP
1 Liberty Pl
New York, NY 10006
Attention: Kimberly R. Spoerri
E-mail: kspoerri@cgsh.com

If to any other Holder, the address indicated for such Holder in the Company’s stock transfer records with copies, so long as the Stagwell Parties own any Registrable Securities, to the Stagwell Parties as provided above.

Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

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Section 6.02      Authority. Each of the parties hereto represents to the other that (a) it has the requisite entity power and authority to execute, deliver and perform this Agreement, (b) this Agreement has been duly authorized, executed and delivered by it and, assuming due authorization, execution and delivery by the counterparties hereto, constitutes a valid and binding obligation of such party, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

Section 6.03      Governing Law; Jurisdiction; Specific Performance; WAIVER OF JURY TRIAL.

(a)     This Agreement shall be governed by, and construed in accordance with, the laws of the state of New York without giving effect to any choice or conflict of law provision or rule (whether of the state of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of New York.

(b)     Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the courts of the State of New York or (to the extent subject matter jurisdiction exists therefor) the U.S. District Court for the Southern District of New York with respect to any dispute arising out of, relating to or in connection with this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action arising out of, relating to or in connection with this Agreement or any of the transactions contemplated by this Agreement in any court other than the courts of the State of New York, as described above, and (iv) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. Each of the parties hereto hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 6.01 shall be effective service of process for any suit or proceeding in connection with this Agreement or any of the transactions contemplated hereby.

(c)     The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to (i) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (ii) an injunction restraining such breach or threatened breach. Counterparts; Electronic Transmission of Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of electronic mail transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 6.04       Successors and Assigns; Third Party Beneficiaries.

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(a)       Except as otherwise expressly provided herein, this Agreement shall be binding upon and benefit the Company, each Holder, and their respective successors and assigns.

(b)       Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

(c)       Any Person that is or becomes a Holder and is not already a party hereto or that is assigned rights hereunder pursuant to Section 2.04 shall execute and deliver a joinder to this Agreement and upon such execution and delivery shall become a party hereto having the rights of a Holder hereunder.

Section 6.05     Expenses. Except as otherwise specifically provided herein, each party hereto shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

Section 6.06    Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable Law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

Section 6.07     Entire Agreement. This Agreement and, as applicable, the other Ancillary Agreements (as defined in the Transaction Agreement), constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings (both written and oral) among the parties with respect to the subject matter of this Agreement, including, but not limited to, such agreements and understandings provided for in Article V of the Securities Purchase Agreement by and between MDC Partners Inc. and Stagwell Agency Holdings LLC dated as of March 14, 2019.

Section 6.08     Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

Section 6.09     Waiver. Any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived at any time by any of the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of or estoppel with respect to, any subsequent or other failure.

[The remainder of this page has been intentionally left blank; the next page is the signature page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

MDC STAGWELL HOLDINGS INC.

By:	/s/ Frank Lanuto
Name: Frank Lanuto
Title: Chief Financial Officer

STAGWELL MEDIA LP

By:	/s/ Mark Penn
Name: Mark Penn
Title: Manager

STAGWELL AGENCY HOLDINGS LLC

By:	/s/ Ryan J. Greene
Name: Ryan J. Greene
Title: Chief Financial Officer

THE STAGWELL GROUP LLC

By:	/s/ Mark Penn
Name: Mark Penn
Title: Manager

MARK J. PENN

By:	/s/ Mark Penn
Name: Mark Penn
Title: Managing Partner

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Exhibit A

Holders

Stagwell Agency Holdings LLC

The Stagwell Group LLC
Mark J. Penn

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